SCHEDULE 14A
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Energizer Resources Inc.
(Name of Company As Specified In Charter)

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520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada  and
1224 Washington Avenue, Miami Beach, FL 33139 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
I am pleased to give you notice that the 2011 Annual and Special Meeting of Stockholders (the “Meeting”) of Energizer Resources Inc. (the “Company”) will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario, M5X 1C1 on Wednesday December 21, 2011 at 11:00 a.m., local time for the following purposes:

1.
To elect six directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.

2.
To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 27,000,000 from 22,000,000.  The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting.

3.	To approve the Re-pricing of various existing Stock Options. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting.

4.
To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting.

5.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on Monday November 21, 2011 at 5pm local time as the record date for the annual and special meeting.  Only holders of record of the Company’s common stock on the close of business on that date are entitled to notice of, and to vote at, the meeting.

Dated:   November 21, 2011
/s/ J.A. Kirk McKinnon
J.A. Kirk McKinnon, Chairman and Chief Executive Officer

Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card.  If you wish to attend the annual and special meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.  The annual and special meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

ENERGIZER RESOURCES INC.

1224 Washington Avenue, Miami Beach, FL 33139 USA and
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada
Tel:(416) 364-4911; Fax:(416) 364-2753

PROXY STATEMENT FOR 2011 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF ENERGIZER RESOURCES INC.
Wednesday December 21, 2011

Introduction
This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the “Company”) by its Board of Directors (the “Board”) in connection with the 2011 Annual and Special Meeting of Stockholders (the “Meeting”) to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario M5X 1C1 on Wednesday December 21, 2011 at 11:00 a.m., local time, or at any adjournment or postponement thereof.

Our registered United States office is located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and our principal office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

Date, Time and Place
This proxy statement is being sent to you in connection with the solicitation of proxies by the Board of Directors of the Company from holders of its common stock for use at the Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, 1 First Canadian Place, 3rd Floor, Toronto, Ontario on Wednesday December 21, 2011 at 11:00 a.m., local time, or at any adjournment or postponement thereof.  The proxy cut-off date for shares to be voted in advance of the meeting will be on Friday December 16, 2011 at 5pm, local time.

Record Date
Stockholders of record at the close of business on Monday November 21, 2011, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  As of the close of business on the record date, there were 146,197,178 outstanding shares of the Company’s common stock entitled to notice of and to vote at the annual and special meeting.  Holders of our common stock have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least ten percent of the outstanding shares of common stock of the Company constitutes a quorum.  For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

Proposals to be Considered by Shareholders
At the Meeting, we will ask holders of our common stock to consider and vote upon the following items:

(1)           Election of Directors
The election of the Company’s directors, namely J.A. Kirk McKinnon, Richard Schler, John Sanderson, Quentin Yarie, Peter Harder and Craig Scherba.  If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.   Up to nine directors are allowed to serve at any one time.

(2)           Approve the Amended and Restated 2006 Stock Option Plan
To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan (the “ 2006 Plan”) to increase the authorized number of options for common shares of the Company authorized to be issued to 27,000,000 from 22,000,000.

(3)           Stock Option Re-pricing
To approve the re-pricing of various of the Company’s existing stock.

(4)           Ratification of the appointment of an Independent Registered Public Accounting Firm
The ratification of the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2012.

Votes Required By Shareholders
(1)           Election of Directors
The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.  Therefore each director who has more “for” votes than “against” votes will be elected to the Board.  Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

(2)           Approve the Amended and Restated 2006 Stock Option Plan
Approval of an amendment to the Company’s 2006 Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 27,000,000 from 22,000,000 will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(3)           Stock Option Re-pricing
Approval of the re-pricing of various of the Company’s existing stock options will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(4)           Ratification of the appointment of an Independent Registered Public Accounting Firm
The proposal to ratify the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2012, will require the affirmative vote of a majority of the votes cast.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

Voting of Proxies
Shares of our common stock will be voted in accordance with the instructions contained in the proxies.  If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner:
·	FOR the election of persons put forth in this proxy to serve as directors of the Company;
·	FOR the approval of the amendment to the Company’s Amended and Restated 2006 Stock Option Plan that increases the number of options for common shares of the Company authorized to be issued;
·	FOR the approval of the re-pricing of certain existing stock options;
·	FOR the ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012; and
·
with respect to any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting.  We do not expect that any matter other than the matters described in this proxy statement to be brought before the Meeting.

Revocability of Proxies – How to Vote
The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person.  You may revoke a proxy at any time prior to your proxy being voted:
·	by delivering to our Chairman and Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy;
·	by timely delivery of a valid, later dated proxy; or
·	by attending the Meeting and voting in person.

Attendance at the Meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.”  The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you on the Company’s behalf at the address on file with Empire Stock Transfer Inc.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name.  The following documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record:  Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES
The cost of solicitation of proxies being solicited on behalf of the Board will be borne by the Company.  In addition to the use of the mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees. We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material Stockholders.

Stockholders should not send stock certificates with their proxy cards.

PROPOSAL 1 - ELECTION OF DIRECTORS
Nominees
Our Board currently consists of six directors.  Up to nine directors are allowed.  The following table sets forth the name, age and position of each executive officer and director the Company as at November 12, 2011.

Name	Age	Position
J.A. Kirk McKinnon	68	Chairman, Chief Executive Officer and Director
Richard E. Schler	58	Vice-President, Chief Financial Officer and Director
Craig Scherba	39	Vice President, Exploration and Director
John Sanderson	76	Vice Chairman and Director
V. Peter Harder	59	Director
Quentin Yarie	46	Director

If elected, these individuals will hold office until the next annual meeting of the Company’s stockholders or until there successors have been duly elected and qualified.  Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees named below as directors of the Company.  Directors will be elected by a plurality of the votes cast.  Therefore each director who has more “for” votes than “against” votes will be elected to the Board.   The Board does not have a charter governing its nominating procedures, nor has it adopted a policy regarding the consideration of candidates to serve as directors.

The term of each of the current directors expires at the 2012 Annual Meeting or when his or his respective successor is duly elected and qualified or until his earlier resignation, removal or death.  The Company’s management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the nominees not remain a candidate for election at the date of the Meeting, proxies will be voted in favor of the nominees who remain candidates and may be voted for substitute nominees selected by the Board.  What follows is a brief summary of experience of all of the individuals nominated to serve as a director:

J.A. Kirk McKinnon (Brampton, Canada)
Mr. McKinnon has served as the Company’s Chairman and Chief Executive Officer since October 1, 2009 and a director since April 2006. Mr. McKinnon has also served as the Company’s President and Chief Executive Officer from April 2006 to September 30, 2009. He brings over 25 years of senior management experience to the Company.  Mr. McKinnon is currently President and CEO of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc.  and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX Venture Exchange headquartered in Toronto, Canada. Previously, Mr. McKinnon held senior management positions with several high profile Canadian corporations, including Nestle Canada. Mr. McKinnon is well-versed in business management and he has been very successful in raising funds in the capital markets. Mr. McKinnon’s qualifications to serve as a director of the Company include his over 25 years of senior management experience.

Richard E. Schler, MBA (Toronto, Canada)
Mr. Schler has served as the Company’s Vice President and Chief Financial Officer since October 1, 2009 and a director since April 2006. Mr. Schler was the Company’s Vice President, Chief Operating Officer and Chief Financial Officer from February 2009 to September 30, 2009 and served as the Company’s Vice President and Chief Financial Officer from April 2006 to January 2009. He is also currently serving as Chief Operating Officer and Chief Financial Officer of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX Venture Exchange headquartered in Toronto, Canada. Before joining these companies, Mr. Schler held various senior management positions with noted corporations. He also has over 25 years of experience in the manufacturing sector. Mr. Schler is very experienced in financial management and business operations. Together with Mr. McKinnon, they have been very successful in raising funds in the capital markets. Mr. Schler’s qualifications to serve as a director of the Company include his many years of financial management and business operations experience.

John Sanderson Q.C. (Vancouver, Canada)
Mr. Sanderson has been Vice Chairman of the Board of Directors of the Company since October 1, 2009 and a director of the Company since January 2009. Mr. Sanderson was Chairman of the Board of Directors of the Company from January 2009 to September 2009. Mr. Sanderson is a mediator, arbitrator, consultant and lawyer called to the Bar in the Canadian Provinces of Ontario and British Columbia. Mr. Sanderson’s qualifications to serve as a director of the Company include his many years of legal and mediation experience in various industries.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada)
Mr. Harder has served as a director of the Company since July 2, 2009. He is a Senior Policy Advisor to Fraser Milner Casgrain, LLP (“FMC”), a Canadian national law firm.  Prior to joining FMC, Mr. Harder was a long-serving Deputy Minister in the Government of Canada. First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg).  Mr. Harder served as Co-Chair of the Canada China Strategic Working Group.

Mr. Harder is also a director of Power Financial Corporation (TSX: PWF), IGM Financial Corporation (TSX: IGM), Telesat Canada, Northland Power Inc. (TSX: NPI), Timberwest Forest Company and Pinetree Capital Limited (TSX: PNP).  Mr. Harder is also a member of a Board of Governors of the University of Ottawa, The United Church Foundation and other charitable organizations.

Mr. Harder was appointed a Trudeau Foundation Mentor for 2009-2010. He also serves as the Chair of the National Arts Centre’s Governance, Nominating, and Ethics Committee. In 2008, Peter was elected the President of the Canada China Business Council (CCBC). He is also a member of the International Institute for Strategic Studies (IISS).  Mr. Harder’s qualifications to serve as a director of the Company include his many years of experience as a director and senior policy advisor.

Craig Scherba, P.Geol. (Oakville, Canada)
Mr. Scherba was appointed Vice President, Exploration and a director of the Company on January 1, 2010.  Mr. Scherba was professional geologist with Taiga Consultants Ltd. (“Taiga”), a mining exploration consulting company from March 2003 to December 2009.  He was a managing partner of Taiga between January 2006 and December 2009. Mr. Scherba has been a geologist since 2000, and his expertise includes supervising large Canadian and international exploration. Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources’ high grade gold, copper and zinc Bisha project in Eritrea. Mr. Scherba served as the Company's Country and Exploration Manager for the Green Giant Project in Madagascar during its initial exploration stage. Mr. Scherba’s qualifications to serve as a director of the Company include his many years of senior management experience in the mining industry.

Quentin Yarie, P.Geol. (Toronto, Canada)
Mr. Yarie has served as a director of the Company since 2008. Mr. Yarie is an experienced geophysicist and a successful entrepreneur.  He has over 20 years of experience in the mining and environmental/engineering sectors.  Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers. Since January 2010 Mr. Yarie has been a consultant and Senior Vice President Exploration for MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc.  From October 2007 to December 2009, Mr. Yarie was a business development officer with Geotech Ltd, a geo-physical airborne survey company. From September 2004 to October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited. From 1992-2001, Mr. Yarie was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including the ESA of the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project. Mr. Yarie’s qualifications to serve as a director of the Company include his several years of senior management experience in the mining industry.

Recommendation of the Board of Directors
The Board recommends a vote FOR the election of each of the nominees.

Corporate Governance
The Company’s Board of Directors (the “Board”) has established four committees: the Audit Committee, capital projects committee, disclosure committee and a special advisory committee.  The Company’s Board does not currently have any nominating, compensation, or committees not listed above.  The entire Board performs the functions performed by those other committees.  Due to the small size of the Board and the Company’s limited operations, the Board has determined that it is not currently appropriate for such committees to be established.  The following directors were independent under the independence standards of NYSE Amex during the past fiscal year:  Quentin Yarie, Peter Harder and John Sanderson. Given the size of the Company, the only formal committee in place is the  Audit Committee.
Audit Committee
The following directors serve on the Audit Committee, all of whom are independent:  John Sanderson, Peter Harder and Quentin Yarie.  The Audit Committee assists our Board  in its oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including (i) the quality and integrity of the Company’s financial statements, (ii)  the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the board of directors. Further, the Audit Committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:
•
Be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•
Discuss the annual audited financial statements and the quarterly unaudited financial statements with management and the independent auditor prior to their filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

•
Review with the Company’s financial management on a periodic basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

•	Monitor the Company’s policies for compliance with federal, state, local and foreign laws and regulations and the Company’s policies on corporate conduct;
•	Maintain open, continuing and direct communication between the Board, the audit committee and both the Company’s independent auditors and its internal auditors; and
•
Monitor our compliance with legal and regulatory requirements, with the authority to initiate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act.

Orientation and Continuing Education
The Company does not provide a formal orientation and education program for new directors.  New directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors, reviewing the rules and regulations of the stock exchanges where the Company’s shares are listed, and reviewing the Company's by-laws and related documents.   Moreover, new directors are invited to speak with the Company's solicitors and auditors to become familiar with their legal responsibilities.

Ethical Business Conduct
The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise Management, which is responsible to the Board for the day-to-day conduct of business.  However, given the size of the Company, material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility.  These are:
•	Strategic Planning Process: given the Company's size, the strategic plan is elaborated directly by Management, with input from and assistance of the Board;
•
Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require the elaboration of “systems” or the creation of committees, other than the Audit Committee, Capital Projects Committee, Disclosure Policy Committee and Special Advisory Committee of the Board, to effectively monitor and manage the principal risks of all aspects of the business of the Company;

•
Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with Management;

•
Communication Policy: it is and has always been the unwritten policy of the Board to communicate effectively with its shareholders, other stakeholders, and the public generally through statutory filings and mailings, as well as news releases; the shareholders are also given an opportunity to make comments or suggestions at shareholder meetings; these comments and suggestions are then factored into the Board's decisions; and

•
Ensuring the integrity of the Company's Internal Control and Management Information System:  given the involvement of the Board in operations, the reports from and the meetings with Management, the Board can effectively track and monitor the implementation of approved strategies.

Disclosure Policy and Disclosure Committee
During fiscal 2010, the Board adopted a Disclosure Policy and created a Disclosure Policy Committee. This committee consists of the Chairman and Chief Executive Officer, Vice President and Chief Financial Officer, and the Vice President of Business Development. The majority of the Committee must physically sign off on all disclosure made by the Company with such majority being made up of at least two directors.  The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements.  The Disclosure Policy extends to all consultants of the Company, its Board, those authorized to speak on its behalf and all other insiders.  It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis ("MD&A") and written statements made in the Company's annual and interim reports, news releases, letters to shareholders, presentations by senior management and information contained on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, interviews with the media as well as speeches, press conferences and conference calls.

The Board of Directors Relations with Management
The Chairman and Chief Executive Officer and the Vice President & Chief Financial Officer of the Company are members of the Board, as is usual in a company of this size.  The Board feels that this is not an impediment to the proper discharge of its responsibilities.  Interaction between Management and the Board, inside and outside Board meetings, ensures that the Board is informed and the Board members' experience utilized when needed by Management.  The Board remains cognizant to corporate governance issues and seeks to set up the necessary structures to ensure the effective discharge of its responsibilities without creating additional overhead costs or reducing the return on shareholders' equity.   The Board remains committed to ensuring the long-term viability of the Company, as well as the well-being of its consultants and of the communities in which it operates.  The Board has also adopted a policy of permitting individual directors under appropriate circumstances to engage legal, financial or other expert advisors at the Company’s expense.

Nomination of Directors
The Board performs the functions of a nominating committee with responsibility for the appointment and assessment of directors.  The Board believes that this is a practical approach at this stage of the Company’s development.  While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business expertise, and in particular, knowledge of mineral exploration and development, geology, corporate law and finance.  Nominations tend to be the result of recruitment efforts by management and individual directors, which are then presented to the Board for consideration.

Compensation and Assessment
The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation.  Other than stock options granted to directors from time to time, the directors currently do not receive any remuneration for their acting in such capacity.   The Board assesses, on an annual basis, the contribution of the Board as a whole and each of the individual directors, in order to determine whether each is functioning effectively.  If prudent, changes are made.

Capital Projects Committee
Given the status of the Company’s Green Giant Project in Madagascar, during October 2010 a Capital Projects Committee was formed to focus on this key area which includes country infrastructure and potential synergies with Asia-Thai’s Sakoa Coal Field Project.  Currently, Mr. Schler (Chairperson) and Mr. Scherba are members of this committee.    The Company is looking to add a person to the Committee with expertise in mine construction and development.

Special Advisory Committee
The Company has established a special advisory committee to oversee its Green Giant project in Madagascar.  The Special Advisory Committee consists of Mr. Brian Tobin, P.C., ICD.D., Mr. Peter Harder LL.D, M.A., B.A. (Hons), Anthony G. Toldo and Marc Hein LL.D (Hons).  The purpose of this committee is to assist the Company in securing financing and strategic partners for the development of the Green Giant project including liaison with governmental and regulatory bodies in Madagascar.
Code of Ethics
The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and consultants, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended June 30, 2006, as filed on October 12, 2006 with the Securities and Exchange Commission.

Meetings of the Board and Committees
The Board met five times in the 2011 fiscal year.  The Audit Committee met four times in the 2011 fiscal year.  Each incumbent director attended all the meetings of the Board, and each incumbent member of the Audit Committee attended all meetings of that committee.

Compensation of Executives
Summary Compensation
The following table sets forth certain summary information concerning the compensation paid or accrued during each of our last two completed fiscal years to our principal executive officer and two other most highly compensated executive officers who received compensation in excess of $100,000 for the fiscal year ended June 30, 2011 (collectively, the “Named Executive Officers”):

	Annual Compensation			Long Term Compensation
				Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation ($)
J.A. Kirk McKinnon, CEO and Director	2011	261,810 (1)	--	--	--	--	--	--
	2010	134,178 (4)	--	80,750 (2)	--	--	--	512,469 (6)

Richard E. Schler, Vice-President, CFO and Director	2011	189,490 (1)	--	--	--	--	--	--
	2010	129,953 (4)	--	76,500 (2)	--	--	--	488,218 (6)

Julie Lee Harrs, Former President, COO and Director (2)	2011	202,126 (1)	--	--	--	--	--	--
	2010	93,252 (5)	--	340,000 (3)	--	--	--	429,698 (6)
(1)       Consulting fees paid and accrued for the fiscal year ended June 30, 2011.
(2)       Shares valued at $0.17 per share based on quoted market price issued to these individuals and/or to companies controlled by them.
(3)       Shares valued at $0.68 per share based on quoted market price.
(4)       Consulting fees paid and accrued for fiscal year ended June 30, 2010.
(5)       Consulting fees paid and accrued for 11 months to June 30, 2010.
(6)       Stock options valued between $0.35 to $0.40 per option, using the Black-Scholes option pricing model.

Long-Term Incentive Plan Awards Table
There are currently no Long-Term Incentive Plans in place.

Consulting Agreements
Currently, the Company does not have consulting agreements with Messrs. McKinnon and Schler.  However, the Company has agreed to pay them a monthly stipend.  Mr. McKinnon and Mr. Schler receive approximately CAD$15,000 per month, although the compensation varies from month to month depending on various factors.   In consultation with legal counsel, the Company intends to execute consulting arrangements with all key personnel in the near future and will publish such consulting agreements pursuant to the requirements of, and within the time frame required by, the Securities Exchange Act of 1934, as amended.

Options and Stock Appreciation Rights Grants
Outstanding stock options granted to Named Executive Officers and Directors as at June 30, 2011 are as follows:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($)
J.A. Kirk McKinnon, NEO	280,000 425,000 720,000 975,000 225,000 1,150,000	--	--	0.15 0.15 0.15 0.15 0.352 0.395	July 28, 2011 Nov. 26, 2011 March 4, 2012 July 11, 2012 Sep 2, 2013 May 11, 2014	--	--	--	--
Richard E. Schler, NEO	690,000 875,000 200,000 1,100,000	--	--	0.15 0.15 0.352 0.395	March 4, 2012 July 11, 2012 Sep 2, 2013 May 11, 2014	--	--	--	--
Julie Lee Harrs (former NEO)	1,100,000	--	--	0.395	May 11, 2014	--	--	--	--

The following options were cancelled during the 2011 fiscal year for the above noted Named Executive Officers and former NEO:  Kirk McKinnon 125,000, Richard Schler 125,000 and Julie Lee Harrs 125,000.  These stock options were due to expire on October 27, 2013 at an exercise price of $0.572.

Aggregated Option Exercises and Fiscal Year-End Option Values
On March 9, 2006, the Company filed a Form S-8 Registration Statement in connection with its adopted 2006 Stock Option Plan (the “2006 Plan”) allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares.  On December 18, 2006, February 16, 2007, July 11, 2007, December 8, 2009 and December 16, 2010, the 2006 Plan was amended to increase the stock option pool by a total of 20,000,000 additional common shares to an aggregate total of 22,000,000.  Further on June 29, 2010, an S-8 Registration Statement was filed in connection with the registration of the common shares underlying the granting of options. The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price ($)
Outstanding, June 30, 2009	7,630,000	0.15
Granted	8,505,000	0.40
Exercised	(2,000,000)	0.15
Expired / Cancelled	(515,000)	0.42
Outstanding June 30, 2010	13,620,000	0.30
Granted	1,100,000	0.25
Expired / Cancelled	(590,000)	0.57
Outstanding, June 30, 2011	14,130,000	0.29

Additional information regarding stock options outstanding as at June 30, 2011 is as follows:
Exercise price	Outstanding			Exercisable
	Number of shares	Weighted average remaining life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price (US$)
$0.15	365,000	0.08	$0.15	365,000	$0.15
$0.15	650,000	0.41	$0.15	650,000	$0.15
$0.15	1,920,000	0.68	$0.15	1,920,000	$0.15
$0.15	2,695,000	1.03	$0.15	2,695,000	$0.15
$0.35	750,000	2.18	$0.35	750,000	$0.35
$0.40	6,650,000	2.87	$0.40	6,650,000	$0.40
$0.25	1,100,000	3.31	$0.25	1,100,000	0.25
Total/Average	14,130,000	2.11	$0.28	14,130,000	$0.28

The following are changes in the number of stock options outstanding subsequent to the Company’s June 30, 2011 year end, and as of the date of this Proxy Statement:
•	On July 1, 2011, 5,175,000 stock options were issued at an exercise price of US $0.30 for a term of five years.
•	On July 29, 2011, 365,000 stock options expired originally granted at an exercise price of US $0.15.
•	On October 24, 2011, 1,850,000 stock options were issued at an exercise price of US $0.20 for a term of five years.
•
A total of 1,600,000 stock options have been cancelled.  Of this total, 200,000 stock options had an exercise price of US $0.15, 300,000 stock options had an exercise price of US $0.395 and 1,100,000 stock options had an exercise price of US $0.25.

As a result of these transactions, 19,190,000 stock options were outstanding as of the date of this Proxy Statement.

Compensation of Directors
Directors who are also Named Executive Officers or officers of the Company are remunerated for their services rendered as officers of the Company. Directors who are not also officers of the Company or do not otherwise provide services to the Company receive only stock based compensation in the form of common shares and stock options for their services as directors of the Company. Appended in the table below are compensation awards to Directors other than Named Executive Officers for the fiscal year ended June 30, 2011. The Company also reimburses non-employee directors for expenses incurred in connection with their service on our Board. No additional amounts are payable to our directors for committee participation or special assignments. The compensation paid to directors who provide services to the Company in other capacities has been previously reported under “Summary of Compensation”.  The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended June 30, 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Craig Scherba, Director	71,048	--	--	--	--	--	71,048
John Sanderson, Director	--	--	--	--	--	--	--
Quentin Yarie, Director	--	--	--	--	--	--	--
Peter Harder, Director	--	--	--	--	--	--	--
Richard Quesnel, (former Director) (1)	--	--	231,800	--	--	--	231,800

(1) Richard Quesnel was appointed as a director of the Company on October 21, 2011 and resigned on April 18, 2011.  As incentive for becoming a director, the Company awarded him 1,100,000.  The Black-Scholes value of these stock options was calculated to be $231,800.  These stock options were subsequently cancelled.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth certain information regarding beneficial ownership of our capital stock as of October 28, 2011: (i) each person who is known by the Company to own beneficially more than 5% of our common shares; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares Beneficially Owned(1)
Consolidated Thompson Iron Mines Limited 1155 Université Street, Suite 508 Montréal, Québec H3B 2A7	13,333,334	6.36%
Dundee Corporation 1 Adelaide Street East, Suite 2800 Toronto, Ontario M5C 2V9	11,896,450	5.67%
J.A. Kirk McKinnon, Chairman, CEO & Director 46 Ferndale Crescent Brampton, Ontario, Canada L6W 1E9(2)(9)	9,850,000	4.70%
Richard E. Schler, Vice President, CFO & Director 80 Greybeaver Trail, Toronto, Ontario, Canada M1C 4N5(3)(9)	7,990,000	3.81%
John Sanderson, Director 1721 – 27th Street West Vancouver, BC, Canada, V7H 4K9(5) (8) (9)	625,000	0.30%
Quentin Yarie, Director 520 – 141 Adelaide Street West Toronto, Ontario, Canada M5H 3L5(5) (8) (9)	925,000	0.44%
Peter Harder, Director 5538 Pattapiece Crescent Manotick, Ontario K4M 1C5(6) (8) (9)	975,000	0.46%
Craig Scherba, Director 1480 Willowdown Road, Oakville, ON L6L 1X3(7)(9)	800,000	0.38%
All directors and executive officers as a group (6 persons) (9)	21,165,000	10.09%
Sources include: https://www.sedi.ca

(1) Denominator used for calculation is 209,702,873.  Based on total issued and outstanding common shares of 146,197,178 plus warrants outstanding and convertible into 44,315,695 shares of common stock plus stock options outstanding and convertible into 19,190,000 shares of common stock as of  November 7, 2011.
(2) Includes warrants convertible into 1,000,000 common shares  and 3,700,000 common shares held in “Badger Resources Inc.”, a related company. These warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes 350,000 common shares and stock options  convertible into 4,225,000 common shares held directly exercisable between $0.15 to $0.57 per share with expiry dates between July 28, 2011 and July 1, 2016.
(3) Includes warrants convertible into 900,000 common shares and 3,600,000 common shares held in “Sarmat Resources Inc.”, a related company. These warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes stock options convertible into 3,265,000 common shares  held directly exercisable between $0.15 to $0.57 per share with expiry dates between March 4, 2012 to July 1, 2016.
(4) Includes 325,000 common shares and stock options convertible into 275,000 common shares exercisable between $0.30 to $0.57 per share with expiry dates between September 2, 2013 to July 1, 2016.
(5) Includes 325,000 common shares and stock options convertible into 550,000 common shares  exercisable between $0.30 to $0.57 per share with expiry dates between September 2, 2013 to July 1, 2016.
(6) Includes warrants convertible into 125,000  common shares, 325,000 common shares and stock options convertible into 475,000 common shares exercisable between $0.30 to $0.57 per share with expiry dates between September 2, 2013 to July 1, 2016.
(7) Includes stock options convertible into 600,000 common shares exercisable between $0.30 to $0.57 per share with expiry dates between May 11, 2014 to July 1, 2016.
(8) Members of the Audit Committee.
(9) Parties whose shareholdings are a part of the total of “All directors and executive officers as a group (6 persons)”. (9) Included in the total for “all directors and executive officers as a group” noted above.

Changes in Control
We are not aware of any arrangements that may result in a change in control of the Company.

Interest of Informed Persons in Material Transactions
Except as otherwise disclosed herein, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2011.

Equity Compensation Plan Information
The following table sets forth certain information as of June 30, 2011 for (i) all compensation plans previously approved by the Company's security holders and (ii) all compensation plans not previously approved by the Company's security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	7,630,000	$0.15	5,080,000

On April 21, 2009, the Company re-priced the 7,630,000 outstanding stock options by amending the exercise price ranging between $0.55 to $0.85 per share to $0.15 per share.  All options reported above were issued under the Company's amended 2006 Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports with the Securities and Exchange Commission  regarding ownership of, and transactions in, the Company’s securities.  Such officers, directors and 10% shareholders are also required by the  Securities and Exchange Commission to furnish the Company with all Section 16(a) forms that they filed.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the  Securities and Exchange Commission on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by Securities and Exchange Commission  regulations to furnish the Company with copies of all Section 16(a) forms that they filed.   Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2011, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

Based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2011, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2 - APPROVAL OF AMENDMENTS TO THE 2006 AMENDED AND RESTATED STOCK OPTION PLAN
The following is a brief summary of the Amended and Restated 2006 Stock Option Plan  ("2006 Plan"):
•
The purpose of the 2006 Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent.

•	The Board currently administers the 2006 Plan.
•	There are currently 19,190,000 outstanding stock options (representing approximately 13% of the non-diluted, currently, issued and outstanding common shares of the Company).
•
The Board, by resolution, will designate an exercise price for stock options as the prior day closing price on a stock exchange to which the Company’s shares trade.  To date, the Company has solely used the prior day closing price as quoted on the OTCQB: Bulletin Board.

•
Notwithstanding the amendment provisions included the 2006 Plan, the following may not be amended without approval of security holders:  (a) a reduction in the exercise price or purchase price benefiting an Insider of the issuer; (b) an extension of the term benefiting an insider of the issuer;  (c) any amendment to remove or to exceed the insider participation limit; (d) an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and (e) amendments to an amending provision within a security based compensation arrangement.

•
Subject to the policies of the TSX, the Board may amend the 2006 Plan or any option without the consent or approval of the stockholders of the Company.  This includes but is not limited to amendments: (a) of a housekeeping or administrative nature; (b) changes to vesting provisions; (c) changes to the termination provisions or terminating an option; (d) changes to terms and conditions of options not held by Insiders of the Company; (e) anti-dilution adjustments provided; and (f) amendments necessary to comply with applicable laws or regulatory requirements.

•	Stock options may be issued for a period of up to 10 years.
•	Stock options shall vest in accordance to the vesting schedule determined by the Board.
•	Stock options are non-transferrable.
•	Holders of stock options who cease to be associated with the Company without cause will retain their stock options, at the Board’s discretion, for up to one year.
•
The Board may grant stock appreciation rights in tandem with options that have been or are granted under the 2006 Plan. A stock appreciation right shall entitle the holder to receive in cash, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share’s fair market value on the date the right is exercised over its fair market value on the date the right was granted

Shareholders are encouraged to review the 2006 Plan in its entirety, which can be found at the following address – http://www.energizerresources.com/index.php?option=com_content&view=article&id=455&Itemid=196

In order to conform with TSX requirements, certain items have been revised within the 2006 Plan since the Company’s listing on the TSX.  The Company is required to follow all policies and procedures of the TSX.

The following definitions are for purposes of this proposal and proposal three:
“Disinterested Shareholder Approval” means approval of a majority of the votes cast by all Shareholders in person or by proxy at the Meeting, excluding votes attaching to Shares beneficially owned by Insiders to whom options may be granted under the Plan and Associates of such persons;

“Insider” means (a) a director or senior officer of the Company, (b) a director or senior officer of a company that is an Insider or subsidiary of the Company, (c) an individual, corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity that beneficially owns or controls, directly or indirectly, securities that are not debt securities that carry a voting right either under all circumstances or under some circumstances that have occurred and are continuing, or (d) the Company itself if it holds any of its own securities.

Disinterested Shareholders are asked to grant Disinterested Shareholder Approval of the Option Re-pricing by passing the following ordinary resolution:

“RESOLVED BY ORDINARY RESOLUTION: to approve an amendment to the Company’s 2006 Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 27,000,000 from 22,000,000”.

In accordance with the requirement of the TSX to obtain Disinterested Shareholder Approval, proxies representing Shares beneficially owned by Insiders to whom options may be granted under the Plan will be excluded from voting on this resolution.  The total number of shares which will be excluded from voting for this resolution will be 11,651,000 which represents 7.97% of the non-diluted, currently, issued and outstanding common shares of the Company.   With respect to all other proxies, unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the resolution proposed above, the proxies named in the accompanying form of proxy intend to vote in favour of this resolution.

Recommendation of the Board of Directors
The Board recommends a vote FOR the approval of the Amended and Restated 2006 Stock Option Plan that increases the number of options for common shares eligible for issue to 27,000,000 from 22,000,000.

PROPOSAL 3 - APPROVAL OF THE RE-PRICING OF CERTAIN STOCK OPTIONS
The Board has previously considered and approved the re-pricing of stock options issued to various directors, officers, or consultants of the Company, subject to shareholder approval (“Option Re-pricing”). These stock options have an exercise price between US$0.30 and US$0.395 per share. They were originally granted in lieu of other forms of compensation.  The Board is proposing that the revised exercise price of the existing stock options be based on the five day volume weighted average price on the OTCQB: Bulletin Board based on the day before the Board of Directors approve, by resolution, the stock Option Re-pricing.  The Board is required to and will provide notice to the TSX with respect to the Option Re-pricing subject to ratification by disinterested shareholders.

By resolution(s) of the Board, the Company is authorized, subject to regulatory and disinterested shareholder approval, to re-price the following stock options as granted under the 2006 Plan as follows:

Name of Option holder	Number of Options	Exercise Price (US$)	Revised Exercise Price (US$)	Exercise Period
Kirk McKinnon	2,050,000	$0.30 to $0.395	Note 1	September 2, 2013 to July 1, 2016
Richard Schler	1,900,000	$0.30 to $0.395	Note 1	September 2, 2013 to July 1, 2016
Quentin Yarie	600,000	$0.30 to $0.395	Note 1	September 2, 2013 to July 1, 2016
Peter Harder	475,000	$0.30 to $0.395	Note 1	May 11, 2014 to July 1, 2016
John Sanderson	375,000	$0.30 to $0.395	Note 1	September 2, 2013 to July 1, 2016
Craig Scherba	600,000	$0.30 to $0.395	Note 1	May 11, 2014 to July 1, 2016
Jacob McKinnon	425,000	$0.30 to $0.395	Note 1	September 2, 2013 to July 1, 2016
Total “insiders” as defined in Canadian security regulations (note 2)	6,425,000
Brent Nykoliation	925,000	$0.30 to $0.395	Note 1	September 2, 2013 to July 1, 2016
Peter Liabotis	600,000	$0.30 to $0.395	Note 1	May 11, 2014 to July 1, 2016
Joseph Heng	425,000	$0.30 to $0.395	Note 1	September 2, 2013 to July 1, 2016
Julie Lee Harrs	1,700,000	$0.30 to $0.395	Note 1	May 11, 2014 to July 1, 2016
Total “insiders” as defined in United States security regulations (note 2)	10,075,000
Certain other Consultants who are not defined as insiders	2,300,000	$0.30 to $0.395	Note 1	May 11, 2014 to July 1, 2016
Total	12,375,000

Note 1 – The revised exercise price of the existing stock options shall be based on the five day volume weighted average price on the OTCQB: Bulletin Board based on the day before the Board of Directors approve, by resolution, the stock Option Re-pricing.
Note 2 – The term “insider” has different definitions when comparing Canadian and United States security regulations.

The Option re-pricing is subject to the approval of the TSX.  TSX policies require that the Company obtain Disinterested Shareholder Approval.

Disinterested Shareholders (as defined with proposal two) are asked to grant Disinterested Shareholder Approval  (as defined within proposal two) of the Option Re-pricing by passing the following ordinary resolution:

“RESOLVED AS AN ORDINARY RESOLUTION THAT:  the re-pricing of the stock options which give the holder of the stock option the right to purchase Common Stock of the Company in the manner identified above and in accordance with and subject to the terms and conditions of the Amended and Restated 2006 Stock Option Plan of the Company.  Any one director or officer of the Company shall be and is hereby authorized and directed to sign, and execute under corporate seal or otherwise all such deeds, documents, agreements, instruments and assurances relating to this stock option re-pricing, and to do all such acts as may be necessary or desirable to give effect to this resolution.”

In accordance with the requirement of the TSX to obtain Disinterested Shareholder Approval, proxies representing Shares beneficially owned by Insiders to whom options may be granted under the Plan will be excluded from voting on the resolution proposed above.  The total number of shares which will be excluded from voting for this resolution will be 11,651,000 which represents 7.97% of the non-diluted, currently, issued and outstanding common shares of the Company.   With respect to all other proxies, unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the resolution proposed above, the proxies named in the accompanying form of proxy intend to vote in favour of this resolution.

Recommendation of the Board of Directors
The Board recommends a vote FOR the re-pricing of the Stock Options.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM
At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of MSCM LLP (“MSCM”), Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2012.  MSCM served as auditor for the fiscal year ended June 30, 2011.

The Board has selected MSCM as our independent registered public accounting firm for the fiscal year ending June 30, 2012.  Although the selection of the independent registered public accounting firm is not required under the Company’s Bylaws or otherwise to be ratified by our stockholders, the Board of Directors has directed that the appointment of MSCM be submitted to our stockholders for ratification due to the significance of their appointment.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm.  Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We do not expect a representative of MSCM to be present at the Meeting.

Recommendation of the Board of Directors
The Board of Directors recommends a vote FOR the ratification of the appointment of
MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

Principal Accounting Fees and Services  - Year ended June 30, 2011
Audit Fees: The aggregate fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K; and our quarterly reports on Form 10-Q during the fiscal year ending June 30, 2011 was $50,925 CAD.

Audit Related Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2011 were $24,690 CAD.

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year ended June 30, 2011 was $nil.

Auditor Independence
Our Board of Directors considers that the work done for us in the year ended June 30, 2011 by MSCM LLP Chartered Accountants is compatible with maintaining MSCM LLP, Chartered Accountants.

Auditor’s Time on Task
All of the work expended by MSCM LLP, Chartered Accountants on our June 30, 2011 audit was attributed to work performed by MSCM LLP, Chartered Accountant’s full-time, permanent employees.

Certain Relationships & Related Transactions
Except as noted under the section “Compensation of Executives”, none of the following parties, since July 1, 2010, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us: any of our directors or officers;  any person proposed as a nominee for election as a director;  any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;  any of our promoters;  any relative or spouse of any of the foregoing persons who has the same house as such person.

Annual Report
All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011.  Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2011 fiscal year, as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer Energizer Resources Inc. 1224 Washington Avenue Miami Beach, FL 33139 USA	Or to	Chief Financial Officer Energizer Resources Inc. 520 – 141 Adelaide Street West Toronto, Ontario M5H 3L5 Canada

Stockholder Proposals & Nominations
Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2011 proxy statement, your proposal must be received by us no later than August 1, 2012, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.  You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters
As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Revocable Proxy
Energizer Resources Inc.
Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors of Energizer Resources Inc. (the "Company") for the 2011 Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on Wednesday December 21, 2011 at 11:00am., local time.

The undersigned, a holder of common stock of the Company, hereby appoints J.A. Kirk McKinnon and/or Richard E. Schler (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2011 Annual and Special Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For All	Withhold All	For All Except
The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed.
•   J.A. Kirk McKinnon
•   Richard E. Schler
•   John Sanderson
•   V. Peter Harder
•   Quentin Yarie
•   Craig Scherba
	[_____]	[_____]	[_____]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of such nominee(s) in the space provided below.

Proposal 2	For	Against	Abstain
To approve an amendment to the Company’s Amended and Restated 2006 Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 27,000,000 from 22,000,000.
	[_____]	[_____]	[_____]

Proposal 3	For	Against	Abstain
To approve the re-pricing of various existing Stock Options	[_____]	[_____]	[_____]

Proposal 4	For	Against	Abstain
To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.	[_____]	[_____]	[_____]

Check here if you plan to attend the 2011 Annual and Special Meeting of Stockholders[        ]

This Proxy, when properly signed, will be voted in the manner directed.  If no direction is given, this Proxy will be voted FOR Proposal 1, 2, 3 and 4.  By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2011 Annual and Special Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other than as described in this proxy statement will be brought before the 2011 Annual and Special Meeting of Stockholders.

Once completed please fax to our transfer agent, Empire Stock Transfer Inc. (fax: (702) 974 1444) or mail it to Empire Stock Transfer Inc.  1859 Whitney Mesa Dr., Henderson, NV, 89014, U.S.A.

Please sign exactly as your name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Signature of Stockholder                                                                           Name of Stockholder (print exactly as it appears hereon)

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Signature of Joint Stockholder                                                                 Name of Stockholder (print exactly as it appears hereon)

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Certificate Number                                                                                      Number of Shares Held

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Date

If your address has changed please write in the new address below:
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